November 2018 Private Placement	12 Months Ended
Aug. 31, 2020
Notes to Financial Statements
NOTE 5 - November 2018 Private Placement

NOTE 5 – November 2018 Private Placement

On November 26, 2018, the Company completed a self-directed offering (the “November 2018 Private Placement”) to accredited investors of 16,666,667 units of the Company’s equity securities (each a “Unit” and collectively, the “Units”) at a price of $1.50 per Unit with each Unit comprised of (a) one share of unregistered common stock; and (b) one warrant to purchase one share of common stock at a price, subject to certain adjustments, of $1.70 per share for a period of seven (7) years (the “Series T Warrant”). The Unit price represents an approximately 20% discount to the closing price of the Company's common stock on October 29, 2018, the date the Investor and the Board agreed to enter into a significant financing arrangement. Pursuant to the November 2018 Private Placement, the Company issued 13,200,000 Units in exchange for cash of $19,800,000 and 3,466,667 Units for the conversion of $5,200,000 of the principal and unpaid interest owed under the 2013 Note and the March 2015 Loan. The interest payable remaining under the notes totals $52,182, which the Company agreed to repay from proceeds received under the November 2018 Private Placement. Of the 13,200,000 Units issued in exchange for cash, Kalen Capital Corporation purchased 13,100,000 Units.

The Series T Warrants were accounted for pursuant to ASC 470-20-25-2. The relative fair value of the common stock was estimated to be $13,687,151. The relative fair value of the Series T Warrants was estimated to be $11,312,849 as determined based on the relative fair value allocation of the proceeds received. The Series T Warrants were valued using the Black-Scholes option pricing model using the following variables: market price of common stock - $2.94 per share; estimated volatility – 85.85%; 7-year risk free interest rate – 2.97%; expected dividend rate - 0% and expected life - 7 years.